CERTIFICATION


I, George W. Gatch, certify that:

1. I have reviewed this report on Form N-SAR of JPMorgan U.S. Treasury Income Fund, JP Morgan
Short Term Bond Fund II, and JPMorgan
Strategic Income Fund, each a series of
Mutual Fund Group;

2.  Based on my knowledge, this report
does not contain any untrue statement
of a material fact or omit to state a
material fact necessary to make the
statements made, in light of the
circumstances under which such
statements were made, not misleading
with respect to the period covered
by this report;

3. Based on my knowledge, the financial
information included in this report,
and the financial statements on which
the financial information is based,
fairly present in all material
respects the financial condition,
results of operations, changes in
net assets, and cash flows (if the
financial statements are required to
include a statement of cash flows)
of the registrant as of, and for,
the periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining
disclosure controls and procedures
(as defined in rule 30a-2(c) under
the Investment Company Act) for
the registrant and have:
a) designed such disclosure
controls and procedures to
ensure that material information
relating to the registrant,
including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of
the registrant's disclosure controls
and procedures as of a date within
90 days prior to the filing date
of this report (the "Evaluation
Date"); and
c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date;

5. The registrant's other
certifying officers and I have
disclosed, based on our most
recent evaluation, to the registrant's
auditors and the audit committee
of the registrant's board of
directors (or persons performing
the equivalent functions):
a) all significant deficiencies
in the design or operation of
internal controls which could
adversely affect the registrant's
ability to record, process,
summarize, and report financial
data and have identified for
the registrant's auditors any
 material weaknesses in internal
controls; and
b) any fraud, whether or not
material, that involves management
or other employees who have
a significant role in the
registrant's internal controls; and

6. The registrant's other
certifying officers and I
have indicated in this report
whether or not there were
significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date
of our most recent evaluation,
including any corrective actions
with regard to significant
deficiencies and material weaknesses.

/s/George W. Gatch/President
Date:4/28/03